UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2005

Date of Report (Date of earliest event reported)

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50373	80-0025175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 HILL AVENUE NW
FORT WALTON BEACH, FLORIDA
32548
(Address of principal executive offices)(Zip Code)

(850)-796-0909
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On January 5, 2005, Spectrum Sciences & Software Holdings Corp. (the “Company”) announced in a press release that the Company executed a Letter of Intent, dated December 28, 2004, to acquire M & M Engineering Limited, a wholly-owned subsidiary of EnerNorth Industries Inc.  A copy of the Company’s press release is attached hereto as an exhibit and is incorporated herein by reference.

This Current Report and the attached exhibit is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits
The following exhibits are furnished as part of this current report:
Exhibit No	Description
99.1	Press release of the Company, dated January 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.

Date: January 5, 2005	By: /s/ William H. Ham, Jr.
Name: William H. Ham, Jr. Title: President and CEO

EXHIBIT INDEX

Exhibit No	Description
99.1	Press release, dated January 5, 2005.

EXHIBIT 99.1

SPECTRUM SCIENCES & SOFTWARE ENTERS INTO A LETTER OF INTENT TO PURCHASE M & M ENGINEERING LIMITED

ALL CASH TRANSACTION WOULD NEARLY TRIPLE REVENUES WITH NO DILUTION FOR SHAREHOLDERS

Fort Walton Beach, Fla—(Business Wire)—January 5, 2004—Spectrum Sciences and Software Holdings Corp. (OTCBB: SPSC-News), highly focused on homeland security through the provision of full-service, quality solutions to complex and diverse government initiatives, announces that it has entered into a Letter of Intent to acquire M & M Engineering Limited (“M & M”), a wholly owned subsidiary of EnerNorth Industries Inc. (AMEX: ENY & Frankfurt Stock Exchange: EPWI), for Cdn $7,462,000 (US $6,162,866 using .8259 as the exchange rate for 1/04/05) in cash. The Letter of Intent is subject to certain conditions including:

•

Satisfactory completion of due diligence by Spectrum Sciences;

•

Completion of a mutually agreeable definitive Purchase and Sale agreement;

•

Receipt of satisfactory legal opinions from EnerNorth and Spectrum Sciences;

•

Approval of the respective Boards of Directors;

•

Approval of the shareholders of EnerNorth and any applicable regulatory authorities;

•

M & M having working capital of not less than Cdn $3,800,000 (US $3,138,420) at closing.

The transaction would be a purchase by Spectrum Sciences of 100% of the common shares and 100% of the preferred shares of M & M held by EnerNorth (the “Purchased Shares”), and it is currently scheduled to close on or about January 26, 2005 (the “Closing Date”). The purchase price for the Purchased Shares is agreed as Cdn $7,462,000 (US $6,162,866) in cash to be paid on the Closing Date, subject to working capital adjustments. In addition, on closing, EnerNorth would retract Cdn $1,000,000 (US $825,900) of preferred shares of M & M, and Spectrum Sciences would subscribe for Cdn $1,000,000 (US $825,900) of preferred shares of M & M.

Bill Ham, President and CEO of Spectrum stated, “M & M Engineering had revenues in excess of Cdn $33.4 million (US $27.5 million) in 2004. They have forged strong relationships with many Fortune 100 companies in several growing industries, and can use the strength of Spectrum’s balance sheet to obtain larger jobs. Recently M & M formed, North Eastern Contractors Limited, a joint venture company that built the Main and Local Electrical Room – Module for the Husky Oil / White Rose Floating Production, Storage and Off-Loading Platform in the Atlantic. This massive project billed out at over Cdn $25.0 million in a 2 year period. Our proposed acquisition represents another strategic move by Spectrum Sciences to increase shareholder value.”

M & M Engineering is a full-service provider of Mechanical Contracting and Steel Fabrication to the Industrial and Offshore Energy Sector. M & M’s business includes fabrication and installation of process piping, installation of production equipment, steel tank erection, and industrial maintenance. M & M also operates through its wholly owned subsidiary M & M Offshore Limited which provides specialized welding services, fabrication and servicing facilities to the offshore sector. M & M operates from a company-owned fifteen-acre property with a 47,500 square foot fabrication facility, strategically located in Newfoundland’s capital city of St Johns, to serve both the thriving Mining and Oil industries in the area. For example, Inco’s Voisey’s bay Nickel, one of the largest nickel deposits is now building the required infrastructure to mine and refine the nickel.  The infrastructure cost is estimated at approx. Cdn $2.0 billion divided between the mine site infrastructure at Vosiey’s Bay, Newfoundland and the HydroMet ‘refining’ infrastructure, located at Argentia, Newfoundland, approximately 60 miles from M & M’s headquarters and principal facility.

About Spectrum Sciences & Software Holdings Corp.

Spectrum Sciences & Software Holdings Corp. is highly focused on Homeland Security through the provision of full service, quality solutions to complex and diverse government initiatives. Spectrum is dedicated to providing innovative, dependable and cost-effective products and services to a broad range of government customers and is headquartered in Fort Walton Beach, Florida. Founded in 1982, the company currently has over 50 employees. Primary markets include engineering services, operation, maintenance, information technology and manufacturing. Spectrum provides and maintains Software Model Development and Safety Footprint Development to the United States Air Force, the United States Army, the United States Navy and many of our allied nations. The Information Technology Division provides a full range of IT services including web site development and hosting, software development and GIS services. The company's manufacturing division is ISO 9001/2000-qualified and provides a broad array of services for both commercial and Department of Defense customers. The company has, or has had, contracts with the United States Air Force, including the Air Combat Command (ACC), the Air Force Reserve Command (AFRC); the Air Force Special Operations Command (AFSOC); the Air National Guard (ANG); the Department of Navy, including United States Navy (USN); United States Marine Corps (USMC); the Royal Australian Air Force (RAAF); the Royal Air Force (RAF) and the German Air Force (GAF). To find out more about Spectrum, visit our website at http://www.specsci.com.

Cautionary Statement

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, risks set forth in documents filed by the company from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by, or on behalf of, the Company, are expressly qualified by these cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Contact:

Spectrum Sciences and Software, Inc., Fort Walton Beach
Steve Cook, 800-368-5278
Steve.cook@specsci.com

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Source: Spectrum Sciences & Software Holdings Corp.